Related party transactions	12 Months Ended
Jun. 30, 2025
Related party transactions
Related party transactions

27.    Related party transactions

As of June 30, 2025, LuxExperience Group was a 48.6% owned subsidiary of MYT Holding LLC, USA (2024: 77.9)%. In management’s judgement, the ultimate controlling party of LuxExperience Group as of June 30, 2025, is MYT Ultimate Parent LLC, USA. Richemont Italia Holding S.p.A., Italy, a subsidiary of Compagnie Financière Richemont SA, held a 36.4% ownership interest in LuxExperience Group. Compagnie Financière Richemont SA, together with its subsidiaries and equity-accounted investments, constitutes the Richemont Group.

Related Parties transactions

As of June 30, 2025, LuxExperience Group had a receivable against MYT Ultimate Parent LLC, USA in an amount of €213 thousand (2024: €213 thousand). Further, LuxExperience Group had unsecured liabilities to MYT Ultimate Parent LLC, USA in an amount of €838 thousand (2024: €838 thousand). These balances resulted from various intercompany charges incurred before July 2020.

YNAP maintains a separate €100.0 million revolving credit facility with Compagnie Financière Richemont S.A. (“Richemont”), maturing in 2031. The interest rate on this RCF is based on the 3-month Euribor plus an applicable margin for any utilized portion of the facility. No amounts were drawn under this RCF as of June 30, 2025. Should the facility be drawn in the future, any outstanding amounts would be secured by certain of the Company’s inventories and receivables.

As of June 30, 2025, LuxExperience Group had receivables against Richemont Group totaling €43,652 thousand, mainly comprising a tax credit to the amount of €25,975 thousand and a receivable of €15,332 thousand related to the shortfall on the net financial position in connection with the YNAP acquisition. Note that the receivable of €15,332 thousand is based on a provisional assessment and as at the date of this report is still subject to finalization. Furthermore, LuxExperience Group had unsecured liabilities to Richemont Group amounting to €24,747 thousand. These balances resulted mainly from purchase and sale transactions with Richemont Group brands in fiscal year 2025. During fiscal 2025, LuxExperience Group purchased inventory of €30,982 thousand from Richemont Group brands and generated income of €1,870 thousand, mainly from management and information technology services.

Key Management Personnel Compensation

Key management personnel as defined by IAS 24 are persons who, by virtue of their positions, are responsible for the operations of LuxExperience Group. The managing directors of the Company have the authority and responsibility for planning, directing and controlling LuxExperience Group´s operating activities. The following table shows the personnel expenses for managing directors:

	Year Ended June 30,
(in € thousands)	2023	2024	2025

Short-term compensation	3,405	4,073	6,610
Share-based compensation - IPO related compensation for Managing Directors	21,791	10,769	3,255
Share-based compensation - Long-term incentive program	881	2,640	6,005
Total Share-based compensation	22,672	13,408	9,260
Total personnel expenses for Managing Directors	26,077	17,481	15,870

Refer to Note 28 for further details regarding the Share-based compensation. The personnel expenses in fiscal year 2021 accounting for IPO-related share-based compensation awards was based on a share price of 31 USD.